                                                                  EXHIBIT 10.(F)







                       FLORIDA EAST COAST INDUSTRIES, INC.

                            1998 STOCK INCENTIVE PLAN

                        (ADOPTED EFFECTIVE JUNE 1, 1998)

                       (AMENDED EFFECTIVE OCTOBER 1, 1999

                                AND MAY 16, 2000)

                                TABLE OF CONTENTS

ARTICLE 1. INTRODUCTION ........................................................   1

ARTICLE 2. ADMINISTRATION ......................................................   1
   2.1 Committee Composition ...................................................   1
   2.2 Committee Responsibilities ..............................................   1

ARTICLE 3. SHARES AVAILABLE FOR GRANTS .........................................   1
   3.1 Basic Limitations .......................................................   1
   3.2 Additional Shares .......................................................   2

ARTICLE 4. ELIGIBILITY .........................................................   2
   4.1 Non-statutory Stock Options .............................................   2
   4.2 Incentive Stock Options .................................................   2
   4.3 Prospective Employees ...................................................   2
   4.4 Restricted Stock ........................................................   2

ARTICLE 5. OPTIONS .............................................................   2
   5.1 Stock Option Agreement ..................................................   2
   5.2 Number of Shares ........................................................   2
   5.3 Exercise Price ..........................................................   2
   5.4 Exercisability and Term .................................................   3
   5.5 Effect of Change in Control .............................................   3
   5.6 Modification or Assumption of Options ...................................   3
   5.7 Buyout Provisions .......................................................   3
   5.8 Transferability .........................................................   3

ARTICLE 6. PAYMENT FOR OPTION SHARES ...........................................   3
   6.1 General Rule ............................................................   3
   6.2 Surrender of Stock ......................................................   3
   6.3 Exercise/Sale ...........................................................   4
   6.4 Exercise/Pledge .........................................................   4
   6.5 Promissory Note .........................................................   4
   6.6 Other Forms of Payment ..................................................   4

ARTICLE 7. PROTECTION AGAINST DILUTION .........................................   4
   7.1 Adjustments .............................................................   4
   7.2 Dissolution or Liquidation ..............................................   4
   7.3 Reorganization ..........................................................   4

ARTICLE 8. LIMITATION ON RIGHTS ................................................   5
   8.1 Retention Rights ........................................................   5
   8.2 Stockholders' Rights ....................................................   5
   8.3 Regulatory Requirements .................................................   5

ARTICLE 9. WITHHOLDING TAXES ...................................................   5


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
   9.1 General .................................................................   5
   9.2 Share Withholding .......................................................   5

ARTICLE 10. FUTURE OF THE PLAN .................................................   5
  10.1 Term of the Plan ........................................................   5
  10.2 Amendment or Termination ................................................   6

ARTICLE 11. RESTRICTED STOCK ...................................................   6
  11.1 Restricted Stock Grants .................................................   6
  11.2 Transferability .........................................................   6
  11.3 Rights as a Stockholder .................................................   6
  11.4 Terms and Conditions of Award ...........................................   6
  11.5 Modifications of Restricted Stock Awards ................................   6

ARTICLE 12. DEFINITIONS ........................................................   6

ARTICLE 13. EXECUTION ..........................................................   9


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                       FLORIDA EAST COAST INDUSTRIES, INC.

                              STOCK INCENTIVE PLAN

         ARTICLE 1.  INTRODUCTION.

                  The Plan was adopted by the Board effective March 26, 1998. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees and Outside Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees and Outside Directors with exceptional qualifications and (c) linking Employees and Outside Directors directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options and Restricted Stock.

                  The Plan shall be governed by, and construed in accordance with, the laws of the State of Florida (excluding their choice-of-law provisions).

         ARTICLE 2.  ADMINISTRATION.

                  2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more Directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

                           (a)      Such requirements as the Securities and
Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

                           (b)      Such requirements as the Internal Revenue
Service may establish for Outside Directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

                  2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Employees and Outside Directors who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan, and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons. The Committee may make any other provision in individual Awards, including provisions for dispute resolution, that the Committee deems appropriate.

         ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

                  3.1. BASIC LIMITATIONS. Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of shares of Common Stock issued under the Plan shall not exceed 2,600,000. The limitations of this Section 3.1 shall be subject to adjustment pursuant to Article 7.

                  3.2 ADDITIONAL SHARES. If Awards are forfeited or terminated for any reason, then the corresponding Common Stock shall again become available for the grant of Awards under the Plan.

         ARTICLE 4.  ELIGIBILITY.

                  4.1 NON-STATUTORY STOCK OPTIONS. Only Employees and Outside Directors shall be eligible for the grant of NSOs.

                  4.2 INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Company, a parent, or a subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its parents or subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(6) of the Code are satisfied.

                  4.3 PROSPECTIVE EMPLOYEES. For purposes of this Article 4, the terms "Employee" shall include a prospective Employee who receives an Award after accepting a written offer of employment from the Company, a parent or a subsidiary. If an ISO is granted to a prospective Employee, the date when his or her service as an Employee commences shall be deemed to be the date of grant of such ISO for all purposes under the Plan (including, without limitation, Section 5.3). No Award granted to a prospective Employee shall become exercisable or vested unless and until his or her service as an Employee commences.

                  4.4 RESTRICTED STOCK. Only Employees and Outside Directors shall be eligible for the grant of Restricted Stock.

         ARTICLE 5.  OPTIONS

                  5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are consistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

                  5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Common Stock subject to the Option and shall provide for the adjustment of such number in accordance with Article 9. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 500,000 shares of Common Stock, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than 750,000 shares of Common Stock. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 7.

                  5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price per share shall in no event be less than 100% of the Fair Market Value of a share of Common Stock on the most recent trading day before the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.


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

                  5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

                  5.5 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that all or part of such Option shall become exercisable as to all shares of Common Stock subject to such Option in the event that a Change in Control occurs with respect to the Company.

                  5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

                  5.7 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted, or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

                  5.8 TRANSFERABILITY. Unless otherwise authorized by the Committee, an option shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution. The Committee may, in the manner established by the Committee, allow for the transfer without payment of consideration, of NSO, by an optionee to a member of the optionee's immediate family or to a trust or partnership whose beneficiaries are members of the optionee's immediate family. In such case, the option shall be exercisable only by such transferee. For purposes of this provision, an optionee's "immediate family" shall mean the optionee's spouse, children and grandchildren.

         ARTICLE 6.  PAYMENT FOR OPTION SHARES.

                  6.1 GENERAL RULE. The entire Exercise Price of Common Stock issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such shares of Common Stock are purchased, except that the Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

                  6.2      SURRENDER OF STOCK. To the extent that this Section
6.2 is applicable, payment for all or any part of the Exercise Price may be made with shares of Common Stock which are already owned by the Optionee. Such shares of Common Stock shall be value at their Fair Market Value on the most recent trading day before the date when the new Common Stock are purchased under the Plan. Except as otherwise provided in an Award, the Optionee shall not surrender Common Stock in payment of the Exercise Price if such surrender would cause the Company to recognize compensation expense with respect to the Option for financial reporting purposes.


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                  6.3      EXERCISE/SALE. To the extent that this Section 6.3 is
applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell shares of Common Stock, and to deliver all or a part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                  6.4 EXERCISE/PLEDGE. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                  6.5 PROMISSORY NOTE. To the extent that this Section 6.5 is applicable, payment may be made with a full-recourse promissory note.

                  6.6      OTHER FORMS OF PAYMENT. To the extent that this
Section 6.6 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         ARTICLE 7.  PROTECTION AGAINST DILUTION.

                  7.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Common Stock, a declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of Common Stock, a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of Common Stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such equitable adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of shares of Common Stock available for future Awards under Article 3, (b) the limitations set forth in Section 5.2, (c) the number of shares of Common Stock covered by each outstanding Option or (d) the Exercise Price under each outstanding Option. Except as provided in this Article 7, a Participant shall have no right by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, or any other increase or decrease in the number of shares of stock in any class.

                  7.2 DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee at its discretion, may provide for an Optionee to have the right to exercise his or her Options until 10 days prior to such transaction as to some or all of the Common Stock covered thereby, including Common Stock as to which the Options would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase options applicable to any shares of Common Stock purchased upon exercise of an Option shall lapse as to some or all such shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent not previously exercised, Options shall terminate immediately prior to the consummation of such proposed action.

                  7.3 REORGANIZATION. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of


                                       4
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outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

         ARTICLE 8.  LIMITATION ON RIGHTS.

                  8.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee or Outside Director. The Company and its parents, subsidiaries and affiliates reserve the right to terminate the service of any Employee or Outside Director at any time, with or without cause, subject to applicable laws, the Company's Certificate of Incorporation and By-Laws and a written Employment Agreement (if any).

                  8.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any shares of Common Stock covered by his or her Award prior to the time when a stock certificate for such Common Stock is issued or, in the case of an Option, the time when he or she become entitled to receive such shares of Common Stock by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan or in the Award.

                  8.3 REGULATORY REQUIREMENTS. Any other provision of the Plan, notwithstanding the obligation of the Company to issue shares of Common Stock under the Plan, shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Stock pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Stock, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

         ARTICLE 9.  WITHHOLDING TAXES.

                  9.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Stock or make any cash payment under the Plan until such obligations are satisfied.

                  9.2 SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Stock that otherwise would be issued to him or her or by surrendering all or a portion of any Common Stock that he or she previously acquired. Such Common Stock shall be valued at their Fair Market Value on the most recent trading day before the date when taxes otherwise would be withheld in cash.

         ARTICLE 10.  FUTURE OF THE PLAN.

                  10.1 TERM OF THE PLAN. The Plan shall remain in effect until it is terminated under Section 10.2, except that no ISOs shall be granted after May 31, 2008.


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                  10.2     AMENDMENT OR TERMINATION. The Board may, at any time
and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

         ARTICLE 11.  RESTRICTED STOCK

                  11.1 RESTRICTED STOCK GRANTS. The Committee may make grants of Restricted Stock to Participants. Whenever the Committee deems it appropriate to grant Restricted Stock, notice shall be given to the Participant, stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice, when accepted in writing by the Participant, shall become an Award Agreement between the Company and the Participant. Restricted Stock may be awarded by the Committee at its discretion without cash consideration.

                  11.2 TRANSFERABILITY. No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares, as set forth in the Participant's Award Agreement, have lapsed or been removed pursuant to Section
11.4 below.

                  11.3 RIGHTS AS A STOCKHOLDER. Upon the acceptance by a Participant of an Award of Restricted Stock, such Participant shall, subject to the restrictions set forth in the Award, have all the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and Participant's Award Agreement.

                  11.4 TERMS AND CONDITIONS OF AWARD. The Committee shall establish as to each Award of Restricted Stock the terms and conditions upon which the restrictions above shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions as a result of the disability, death or retirement of the Participant or the occurrence of a Change in Control. Notwithstanding the provisions of Section 11.2 above, the Committee may at any time, at its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

                  11.5 MODIFICATIONS OF RESTRICTED STOCK AWARDS. The Committee may modify or extend Awards of Restricted Stock, or may accept the cancellation of an outstanding Award in return for the grant of a new Award of Restricted Stock. The foregoing notwithstanding, no modification of an Award of Restricted Stock shall, with but the consent of the Participant, alter or impair his or her rights or obligations under the Award.

ARTICLE 12.  DEFINITIONS.

                  12.1 "AFFILIATE" means any entity other than a subsidiary, if the Company and/or one or more subsidiaries own not less than 80% of such entity.

                  12.2 "AWARD" means any award of an Option or Restricted Stock under the Plan.


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                  12.3     "BOARD" means the Company's Board of Directors, as
constituted from time to time.

                  12.4     "CHANGE IN CONTROL" means that:

                           (a)      30% or more of the outstanding vote stock of
the Company is acquired by any person or group other than The St. Joe Company, except that this Subsection shall not apply as long as The St. Joe Company owns more voting stock than such person or group and provided that a Change in Control shall not have occurred if a change in ownership of the stock of the Company occurs in connection with the distribution of shares of the Company to the shareholders of The St. Joe Company ("St. Joe") pursuant to the Distribution and Recapitalization Agreement dated October 26, 1999 between the Company and St. Joe or in a broad public distribution.; or

                           (b)      Stockholders of the Company other than St.
Joe vote in a contested election for Directors of the Company and through exercise of their votes cause the replacement of 50% or more of the Company's Directors (the mere change of 50% or more of the members of the Board does not cause a Change in Control unless it occurs as a result of a contested election); or

                           (c)      The Company is a party to a merger or
similar transaction as a result of which the Company's stockholders own 50% or less of the surviving entity's voting securities after such merger or similar transaction; or

                           (d)      In connection with the execution of an
Employment Agreement for senior officers of the Company, the committee may approve an Award which defines "Change in Control" to mean:

                           (i)      Any "person" (as such term is used in
Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act"), other than the present majority owner, St. Joe, or any majority-owned subsidiary of St. Joe becomes the "beneficial owner" (as defined in Rule 13-d under the Act) directly or indirectly, of securities representing more than fifty percent (50%) of the total voting power represented by the Company's then outstanding voting securities; or

                           (ii)     A change in the composition of the Board, as
a result of which fewer than a majority of the Directors are Incumbent Directors. "Incumbent Directors" shall mean Directors who either (a) are Directors of the Company as of the date hereof, or (b) are elected or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors of the Company); or

                           (iii) The Company merges or consolidates with any
other corporation, including St. Joe or any subsidiary thereof, or the Company adopts, and the stockholders approve, if necessary, a plan of complete liquidation of the Company, or the Company sells or disposes of substantially all of its assets.

         A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in


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substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

                  12.5. "CODE" means the Internal Revenue Code of 1986, as amended.

                  12.6 "COMMITTEE" means the Compensation Committee of the Board, as further described in Article 2.

                  12.7 "COMMON STOCK" means one share of the common stock of the Company. Subsequent to the consummation of the Distribution and Recapitalization transaction as provided for in the Distribution and Recapitalization Agreement by and between The St. Joe Company and Florida East Coast Industries, Inc. dated as of October 26, 1999, "Common Share" shall mean Class A common stock.

                  12.8 "COMPANY" means Florida East Coast Industries, Inc., a Florida corporation.

                  12.9 "EMPLOYEE" means a common-law employee of the Company, a parent, a subsidiary or an affiliate.

                  12.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  12.11 "EXERCISE PLAN" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

                  12.12 "FAIR MARKET VALUE" means the closing price of Common Stock, as stated in The New York Stock Exchange Composite Transactions Report and reported in The Wall Street Journal. If a closing price of Common Stock is not stated in The New York Stock Exchange Composite Transactions Report, the Fair Market Value of Common Stock shall be determined by the Committee in good faith on such basis as it deems appropriate. The determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

                  12.13    "ISO" means an incentive stock option described in
Section 422(b) of the Code.

                  12.14 "NSO" means a stock option not described in Sections 422 or 423 of the Code.

                  12.15 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Stock.

                  12.16 "OPTIONEE" means an individual or estate who holds an Option.

                  12.17 "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the plan other than Section 4.2.


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

                  12.18 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 80% or more of the total combined voting power of all classes of stock in one or the other corporations in such chain. A corporation that attains the status of a parent on a date after the adoption of the Plan shall be considered a parent commencing as of such date.

                  12.19 "PARTICIPANT" means an individual or estate who holds an Award.

                  12.20 "PLAN" means this Florida East Coast Industries' 1998 Stock Incentive Plan, as amended from time to time.

                  12.21 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

                  12.22 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 80% or more of the total combined voting power of all classes of stock in one or the other corporations in such chain. A corporation that attains the status of a subsidiary on a date after the adoption of the Plan shall be considered a subsidiary commencing as of such date.

                  12.23 "RESTRICTED STOCK" means Common Stock awarded upon the terms and subject to the restrictions set forth in Article 12.

                  ARTICLE 13.  EXECUTION.

                  To record the adoption of the Plan by the Board, the Company has caused it duly authorized officer to affix the corporate name and seal thereto.


                                      FLORIDA EAST COAST INDUSTRIES, INC.

                                      By
                                         -------------------------------------


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